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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------

                                Amendment No. 2
                                       to
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2004

                       Commission File Number: 000-24459


                                ACCESSTEL, INC.
                               -----------------
                           (Exact name of registrant)


            Utah                               59-2159271
   ------------------------          ------------------------------------
   (State of incorporation)          (I.R.S. Employer Identification No.)


                      66 Clinton Road, Fairfield, NJ 07004
           ----------------------------------------------------------
             (Address of principal executive offices and zip code)


                                 (973) 882-8861
--------------------------------------------------------------------------------
                         (Registrant's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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                                       1.

Item 2.01.  Completion of Acquisition or Disposition of Assets.


         On October 13, 2004, Accesstel, Inc. ("we" or the "Company") completed the acquisition of Global Invest Holdings, Inc., a New Jersey corporation. In connection with the acquisition of Global Invest from its six stockholders, we issued them an aggregate of 25,000,000 shares of our common stock.



Item 9.01. Financial Statements and Exhibits.

 (b) Pro Forma Financial Information


                                 ACCESSTEL, INC.
                     PROFORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)



On October 13, 2004, Accesstel, Inc. (the Company) acquired all of the capital stock of Global Invest Holdings, Inc. (Global Invest) in return for 25,000,000 shares of its common stock, which represented 73% of the number of shares of the Company outstanding after this transaction. The acquisition will be accounted for as a reverse merger with the Company being treated as the acquired company and Global Invest being treated as the acquirer. After the completion of the merger, historic financial and other information of Global Invest will be presented in all public filings. Under the accounting for a reverse merger, the liabilities of the Company will be recorded on the books of the continuing company at their market value which approximates net realizable value, and the stockholder's equity accounts of Global Invest will be reorganized to reflect the shares issued in this transaction.

Global Invest is a New Jersey corporation organized November 19, 2003. In January 2004, it acquired the ownership interests of three operating companies:
Asiatic Industries, LLC, a New Jersey limited liability company which markets ladies hosiery, underwear, and socks; and two Lebanese companies which manufacture the products sold by Asiatic Industries, LLC. Prior to 2004, the three companies had diverse ownership.

The accompanying condensed financial statements illustrate the effect of the acquisition (proforma) on the financial position of the Company and the results of its operations. The condensed balance sheet as of September 30, 2004, is based on the historical balance sheets of Global Invest and the assets and liabilities of the Company as of that date and assumes the acquisition took place on that date. The condensed statements of income for the year ended December 31, 2003, and for the nine month period ended September 30, 2004, are based on the historical statements of income of the Company and Global Invest for those periods and assume the acquisition took place on January 1, 2003.

The proforma condensed financial statements may not be indicative of the actual results of the acquisition. In particular, the proforma condensed financial statements are based on management's current estimate of the allocation of the purchase price; the actual allocation may differ.

--------------------------------------------------------------------------------

                                       2.

The accompanying proforma financial statements should be read in conjunction with the historical financial statements of the Company and of Global Invest.

A number of relatively small judgments were entered against the Company in the year 2000, which total approximately $700,000. A former executive of the Company has indemnified the Company for these liabilities and pledged 200,000 shares of Company common stock to secure this indemnification. The indemnification calls for release of the stock on October 12, 2005.


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                                       3.

                                 ACCESSTEL, INC.
               PROFORMA CONDENSED STATEMENTS OF INCOME (Unaudited)
                          YEAR ENDED DECEMBER 31, 2003

                                                                                    Authentic
                                                        Asiatic       Textile       Garment
                                      Accesstel       Industries     Industries    Industries,
                                        Inc.             LLC          S.A.L.         S.A.L.     Adjustments        Pro-Forma
                                    ------------     ----------     ----------     ----------   ------------        ----------
Sales                               $         --     $5,825,476     $3,173,623     $2,094,669   $ (3,996,299)(1)    $7,097,469

Cost of Goods Sold                            --      5,039,199      1,427,390      1,637,510      3,996,299(1)      4,107,800
                                    ------------     ----------     ----------     ----------   ------------        ----------

Gross Profit                                  --        786,277      1,746,233        457,159             --         2,989,669

Operating Expenses                       908,492        559,527      1,385,277        300,427        800,000(3)      2,353,723
                                    ------------     ----------     ----------     ----------   ------------        ----------
Operating Income                        (908,492)       226,750        360,956        156,732        800,000           635,946

Other Income and Expense:
Interest expense                          (2,493)       (37,910)      (187,560)       (47,901)         2,493(4)       (273,371)
Other income (expense)                  (900,000)            --         13,419        (39,457)       900,000(3)        (26,038)
                                    ------------     ----------     ----------     ----------   ------------        ----------
Income Before Income Taxes            (1,810,985)       188,840        186,815         69,374      1,702,493           336,537

Income Taxes                                  --             --             --         18,267             --            18,267
                                    ------------     ----------     ----------     ----------   ------------        ----------
Net Income                          $ (1,810,985) $     188,840     $  186,815     $   51,107   $  1,702,493        $  318,270
                                    ============     ==========     ==========     ==========   ============        ==========

Earnings Per Share                                                                                                  $      .01
                                                                                                                    ==========

Weighted Average Number
of Shares Outstanding                                                                                               34,236,340
                                                                                                                    ==========



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                                       4.

                                 ACCESSTEL, INC.
                 PRO FORMA CONDENSED BALANCE SHEETS (UNAUDITED)
                               SEPTEMBER 30, 2004

                                                          Global Invest
                                              Accesstel,    Holdings,
                                                Inc.         Inc.        Adjustments        Pro Forma
                                            -----------   -----------   -----------        -----------
ASSETS
Cash                                        $        --   $    28,572                      $    28,572
Accounts receivable, net of
bad debt provision                                   --     3,894,712                        3,894,712
Inventory                                            --     3,053,912                        3,053,912
Prepaid expenses and other assets                    --        55,382                           55,382
                                            -----------   -----------   -----------        -----------
Total current assets                                 --     7,032,578                        7,032,578

Fixed assets, net                                    --     1,194,426                        1,194,426
                                            -----------   -----------   -----------        -----------
Total Assets                                $        --   $ 8,227,004   $        --        $ 8,227,004
                                            ===========   ===========   ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses       $    34,393       672,561   $   (34,393)(2)    $   672,561
Due to shareholders                              52,063       372,305       (52,063)(2)        372,305
Short term bank debt                                        4,435,609                        4,435,609
                                            -----------   -----------   -----------        -----------


Total current liabilities                        86,456     5,480,475       (86,456)         5,480,475

Long term bank debt                                  --     1,295,115                        1,295,115

Stockholders' equity:
Common stock: authorized shares of
$.001 par value; 34,236,340 shares
issued and outstanding                            9,236       119,435        25,000 (5)
                                                                           (119,435)(6)        34,236
Additional paid in capital                    3,818,460       816,595       (25,000)(5)
                                                                            119,435 (6)
                                                                         (3,914,152)(7)       901,794
                                                                             86,456 (2)
Retained earnings (deficit)                  (3,914,152)      515,384     3,914,152 (7)       515,384
                                            -----------   -----------   -----------       -----------
Total stockholders' equity (deficit)            (86,456)    1,451,414        86,456           451,414
                                            -----------   -----------   -----------       -----------
Total Liabilities and Stockholders' Equity  $        --   $ 8,227,004   $        --       $ 8,227,004
                                            ===========   ===========   ===========       ===========


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                                       5.

                                 ACCESSTEL, INC.
              PRO FORMA CONDENSED STATEMENTS OF INCOME (UNAUDITED)
                               SEPTEMBER 30, 2004

                                            Global Invest
                               Accesstel,     Holdings,
                                 Inc.            Inc.       Adjustments   Pro Forma
                            --------------  --------------  ------------  ------------
Sales                       $         --   $  4,644,990                   $  4,644,990

Cost of Goods Sold                    --      2,583,507                      2,583,507
                            ------------   ------------    ----------       ----------
Gross Profit                          --      2,061,483                      2,061,483

Operating Expenses               290,063      1,501,056    $  215,000(3)     1,576,119
                            ------------   ------------    ----------       ----------
Operating Income                (290,063)       560,427       215,000          485,364

Other Income Expense:
Interest expense                  28,750        232,250        28,750(4)       232,250
                            ------------   ------------    ----------       ----------
Income Before Income Taxes      (318,813)       328,177       243,750          253,114

Income Taxes                          --         70,000       70,000
                            ------------   ------------    ----------       ----------
Net Income                  $   (318,813)  $    258,177    $  243,750       $  183,114
                            ============   ============  ============       ==========

Earnings Per Share                                                          $      .01
                                                                            ==========

Weighted Average Number of
Shares Outstanding                                                          34,236,340
                                                                          ============










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                                       6.

                                 ACCESSTEL, INC.
                NOTES TO PROFORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

Adjustments to condensed proforma statements of income for the year ended December 31, 2003:

(1)    Elimination of intercompany sales.
(2) Conversion of related party debt to equity, coincident with the acquisition.
(3) Elimination of selling, general and administrative expenses from Accesstel, Inc. which would not be required subsequent to the merger with Global Invest Holdings, Inc. The estimated portion of selling, general and administrative expenses expected to be incurred are professional fees relating to the Company being a public filer.
(4) Elimination of the interest expense on related party debt which was converted to equity coincident with the merger.
(5) Issuance of 25,000,000 shares of $.001 par value in exchange for the outstanding common stock of Global Invest Holdings, Inc.
(6)    Elimination of common stock of Global Invest Holding, Inc.
(7)    Elimination of retained deficit of Accesstel, Inc.




















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                                       7.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCESSTEL, INC.

Dated:  January 11, 2005                 By: /s/ Ralph Sayad
                                         --------------------------------------
                                         Ralph Sayad
                                         Chief Executive Officer